UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2024

PepsiCo, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
2.625% Senior Notes due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes due 2028	PEP28A	The Nasdaq Stock Market LLC
3.200% Senior Notes due 2029	PEP29	The Nasdaq Stock Market LLC
1.125% Senior Notes due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes due 2032	PEP32	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2033	PEP33	The Nasdaq Stock Market LLC
3.550% Senior Notes due 2034	PEP34	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2039	PEP39	The Nasdaq Stock Market LLC
1.050% Senior Notes due 2050	PEP50	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

PepsiCo Senior Notes Offering.

On July 15, 2024, PepsiCo, Inc. (“PepsiCo”) announced an offering of $850,000,000 aggregate principal amount of its 4.500% Senior Notes due 2029 (the “2029 Notes”), $650,000,000 aggregate principal amount of its 4.800% Senior Notes due 2034 (the “2034 Notes”) and $750,000,000 aggregate principal amount of its 5.250% Senior Notes due 2054 (the “2054 Notes,” and together with the 2029 Notes and 2034 Notes, the “Notes”). BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC were joint book-running managers for the offering of the Notes.

PepsiCo received net proceeds of approximately $2,232 million, after deducting underwriting discounts and estimated offering expenses payable by PepsiCo. The net proceeds will be used for general corporate purposes, including the repayment of commercial paper.

The Notes were offered and sold pursuant to a Terms Agreement (the “Terms Agreement”) dated July 15, 2024 (incorporating the PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of November 18, 2019 (the “Standard Provisions”)) among PepsiCo and the representatives of the several underwriters, under PepsiCo’s automatic shelf registration statement on Form S-3 (File No. 333-277003), filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2024 (the “Registration Statement”). PepsiCo has filed with the SEC a prospectus supplement, dated July 15, 2024, together with the accompanying prospectus, dated February 12, 2024, relating to the offer and sale of the Notes. The Notes were issued on July 17, 2024 pursuant to an Indenture (the “Indenture”) dated as of February 12, 2024 between PepsiCo and U.S. Bank Trust Company, National Association, as Trustee. The following table summarizes information about the Notes and the offering thereof.

	4.500% Senior Notes due 2029	4.800% Senior Notes due 2034	5.250% Senior Notes due 2054
Aggregate Principal Amount Offered:	$850,000,000	$650,000,000	$750,000,000
Maturity Date:	July 17, 2029	July 17, 2034	July 17, 2054
Interest Payment Dates:	Semi-annually in arrears on each January 17 and July 17, commencing January 17, 2025	Semi-annually in arrears on each January 17 and July 17, commencing January 17, 2025	Semi-annually in arrears on each January 17 and July 17, commencing January 17, 2025
Coupon:	4.500%	4.800%	5.250%
Optional Redemption:	Prior to June 17, 2029, make-whole call at Treasury Rate plus 10 basis points; par call at any time on or after June 17, 2029	Prior to April 17, 2034, make-whole call at Treasury Rate plus 10 basis points; par call at any time on or after April 17, 2034	Prior to January 17, 2054, make-whole call at Treasury Rate plus 15 basis points; par call at any time on or after January 17, 2054
Price to Public:	99.845%	99.741%	99.745%

The Notes are unsecured obligations of PepsiCo and rank equally with all of PepsiCo’s other unsecured senior indebtedness. The Indenture also contains customary event of default provisions.

The above description of the Terms Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Terms Agreement, the Indenture and the forms of Notes. Each of the Terms Agreement, the Standard Provisions and the forms of the 2029 Note, the 2034 Note and the 2054 Note is incorporated by reference into the Registration Statement and is filed with this Current Report on Form 8-K as Exhibit 1.1, Exhibit 1.2, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively. The Board of Directors resolutions authorizing PepsiCo’s officers to establish the terms of the Notes have been filed as Exhibit 4.9 to the Registration Statement. The Indenture has been filed as Exhibit 4.3 to the Registration Statement. Opinions regarding the legality of the Notes are incorporated by reference into the Registration Statement and are filed with this Current Report on Form 8-K as Exhibits 5.1 and 5.2; and consents relating to such incorporation of such opinions are incorporated by reference into the Registration Statement and are filed with this Current Report on Form 8-K as Exhibits 23.1 and 23.2 by reference to their inclusion within Exhibits 5.1 and 5.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits

1.1	Terms Agreement dated July 15, 2024 (incorporating the PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of November 18, 2019) among PepsiCo and BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as Representatives of the several underwriters named therein.

1.2	PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of November 18, 2019 (incorporated by reference to Exhibit 1.2 to PepsiCo’s Registration Statement on Form S-3 (File No. 333-277003) filed with the SEC on February 12, 2024).

4.1	Form of 4.500% Senior Note due 2029.

4.2	Form of 4.800% Senior Note due 2034.

4.3	Form of 5.250% Senior Note due 2054.

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Womble Bond Dickinson (US) LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Womble Bond Dickinson (US) LLP (included in Exhibit 5.2).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2024	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary

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